SUPPLEMENT DATED JULY 28, 2025
TO THE PROSPECTUS AND SUMMARY PROSPECTUSES EACH DATED APRIL 28, 2025

AMERICAN GENERAL LIFE INSURANCE COMPANY
VARIABLE SEPARATE ACCOUNT
Polaris Advisory Variable Annuity

This supplement updates certain information in the Appendix A – Underlying Funds Available Under the Contract to the most recent prospectus, updating summary prospectus, and initial summary prospectus (collectively, the “Prospectus”). Effective on or about July 28, 2025, the Current Expenses for below Underlying Funds have been updated as follows.
Underlying Fund Name	Share Class	New Current Expense
SA Allocation Aggressive Portfolio	Class 1	0.78%*
SA Allocation Balanced Portfolio	Class 1	0.75%*
SA Allocation Moderate Portfolio	Class 1	0.76%*
SA Allocation Moderately Aggressive Portfolio	Class 1	0.76%*
SA American Century Inflation Managed Portfolio	Class 1	0.66%
SA Franklin Allocation Moderately Aggressive Portfolio	Class 1	0.89%*
* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. For additional information, see the Underlying Fund prospectus available online at www.corebridgefinancial.com/ProductProspectuses or by calling (855) 421-2692.
Please keep this supplement with your Prospectus.

SUPPLEMENT DATED JULY 28, 2025
TO THE PROSPECTUS AND SUMMARY PROSPECTUSES EACH DATED APRIL 28, 2025

AMERICAN GENERAL LIFE INSURANCE COMPANY
VARIABLE SEPARATE ACCOUNT
Polaris Advisory Variable Annuity

This supplement updates certain information contained in Appendix A - Underlying Funds Available Under the Contract in the most recent Prospectus and Summary Prospectuses (together, the "Prospectus"). You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.
Effective on or about July 28, 2025, the SA Wellington Government and Quality Bond Portfolio is renamed the SA Goldman Sachs Government and Quality Bond Portfolio and Goldman Sachs Asset Management L.P. became its subadvisor as below.
Former Underlying Fund Name Advisor Subadvisor	New Underlying Fund Name Advisor Subadvisor
SA Wellington Government and Quality Bond Portfolio SunAmerica Asset Management, LLC Wellington Management Company LLP	SA Goldman Sachs Government and Quality Bond Portfolio SunAmerica Asset Management, LLC Goldman Sachs Asset Management L.P.
Effective on or about July 28, 2025, the SA JPMorgan Global Equities Portfolio is renamed the SA Fidelity Institutional AM® Global Equities Portfolio and FIAM LLC became its subadvisor. Additionally, the current expense is amended as below:
Former Underlying Fund Name Advisor Subadvisor	New Underlying Fund Name Advisor Subadvisor	Share Class	Current Expense
SA JPMorgan Global Equities Portfolio SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	SA Fidelity Institutional AM® Global Equities Portfolio SunAmerica Asset Management, LLC FIAM LLC	Class 1	0.80%*
* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Underlying Fund prospectus for additional information.
All references to the above Underlying Funds in the Prospectus are replaced accordingly.
Additional information regarding the Underlying Funds, including the prospectuses for the Underlying Funds, may be obtained by visiting our website at www.corebridgefinancial.com/ProductProspectuses or by calling (855) 421-2692.
Please keep this supplement with your Prospectus.